UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 31, 2007
AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)		75001 (Zip code)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits.
On January 31, 2007, the Registrant, Affirmative Insurance Holdings, Inc. (the “Company”), completed its acquisition of USAgencies, L.L.C., a Louisiana limited liability company (“USAgencies”), through the purchase of all of the issued and outstanding membership interests of USAgencies from the unit holders of that entity. The Company disclosed the material terms of its completed acquisition of USAgencies in a Current Report on Form 8-K that was filed with the Commission on February 6, 2007 (the “Report”). Under Items 2.01 (“Completion of Acquisition or Disposition of Assets”) and 9.01 (“Financial Statements and Exhibits”) of the Report, the Company stated that it would file any required financial statements and any pro forma financial information in connection with the Report as amendments thereto as soon as practicable, but in any event not later than 71 calendar days after the Report was initially due to be filed with the SEC. Consequently, the Financial Statements for USAgencies and Pro Forma Financial Information required pursuant to Items 9.01(a) and (b) of Form 8-K are attached hereto and filed as an Amendment to the Report. The information contained in the Company’s Form 8-K as filed with the Commission on February 6, 2007 is hereby incorporated into the body of this Amendment by reference.
(a)	Financial Statements of Business Acquired — USAgencies, L.L.C. (filed herewith as Exhibit 99.1):

Audited Financial Statements for the years ended December 31, 2006, 2005 and 2004:
•	Independent Auditors’ Report

•	Consolidated Balance Sheets as of December 31, 2006 and 2005

•	Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004

•	Consolidated Statements of Members’ Equity for the years ended December 31, 2006, 2005 and 2004

•	Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

•	Notes to consolidated financial statements for the year ended December 31, 2006
(b)	Pro Forma Financial Information (filed herewith as Exhibit 99.2):
•	Unaudited Pro Forma Condensed Combined Financial Information

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2006
(d)	Exhibits:
23.1	Consent and Report of Postlethwaite & Netterville, Independent Certified Public Accountant of USAgencies, L.L.C.

99.1	Report of Postlethwaite & Netterville, Independent Auditors; Consolidated Balance Sheets as of December 31, 2006 and 2005; Consolidated Statements of Operations and Comprehensive Income, Members’ Equity and Cash Flows for the years ended December 31, 2006, 2005 and 2004; and Notes to Consolidated Financial Statements for the year ended December 31, 2006 for USAgencies, L.L.C.

99.2	Unaudited Pro Forma Condensed Combined Financial Information; Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006; Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006; and Notes to Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2006
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Date: April 17, 2007	By:	/s/ Mark E. Pape
Mark E. Pape
Executive Vice President and Chief Financial Officer